HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042	HV-7969 - State of Iowa Retirement Investors Club 403(b)

333-151805	HV-6776 - Premier Innovations(SM)
333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations

_____________________________

Supplement dated August 4, 2015 to your Prospectus

FUND CLOSURE

INVESCO INTERNATIONAL GROWTH FUND - CLASS A

Effective as of the open of business on October 1, 2015, the Invesco International Growth Fund Sub-Account will be closed to new Contracts.  Plan sponsors that selected the Sub-Account prior to the close of business as of September 30, 2015, may continue to make additional purchases and open new accounts for Plan participants, provided that the accounts are funded prior to March 31, 2016.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.